Defined Asset Funds®

Fundamental Research
2000 Series
B

Utility Portfolio

A Defensive Strategy to Generate Income...

Merrill Lynch

Regenerating its image in a newly deregulated environment, the utilities industry offers investors value, relatively high dividend yields, liquidity and opportunity for growth. Defined Asset Funds® seeks to capture the power of electric utilities with its...

Utility Portfolio

Defined Asset Funds —
Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind — yours.

The New Environment

The electric power industry is in the midst of major change. After 60 years of tight regulation, the energy market is restructuring. Many states have enacted legislation to facilitate competition in the electricity and natural gas markets. Now, many consumers have a choice of energy suppliers in what was previously a monopolistic industry.

In addition, the electric utilities industry is slowly moving away from its reputation as vulnerable to interest rate changes. No longer needing to borrow large sums of money to build generating capacity, many utilities maintain significant cash surpluses and have become investors themselves.

These factors are changing the industry's risk-reward profile, once again making electric utilities attractive investments. We believe that the companies in this Portfolio will continue to generate strong utility dividends.

The Selection Process

Defined Asset Funds analysts evaluate all domestic investor-owned electric and electric/gas companies. They use the following criteria to screen most stocks for the Portfolio:

  A record of at least 50 years of uninterrupted dividend payments.
  No dividend cuts during the last decade.
  An increase in dividend payments at least once during the past ten years.

The Portfolio

The Utility Portfolio seeks total return through a combination of current dividend income and capital appreciation by investing in common stocks issued by U.S. companies in the electric utility sector. It holds 15 stocks selected for their current dividend yields and most for potential for future dividend growth.

Portfolio stocks will be held for approximately one year. At the end of that time, you can choose to either redeem your investment, or roll your proceeds into the next Portfolio, if available, at a reduced sales charge.

Although the Utility Portfolio is a one-year investment, it is designed to be part of a longer-term strategy. We suggest you follow this Strategy for at least two to four years for more consistent results.

A D E F I N E D P O R T F O L I O

Company	Symbol	Company	Symbol
Allegheny Energy, Inc.	AYE	IDACORP, Inc.	IDA
Allegheny Energy serves portions of Pennsylvania, Maryland, West Virginia, Virginia and Ohio. As one of the lowest cost power suppliers in the eastern U.S., Allegheny should remain competitive in deregulated markets. Its non-regulated businesses are involved primarily in energy-related ventures. We anticipate that the agreement to align its transmission assets within the Pennsylvania-Jersey-Maryland system should open up many opportunities in unregulated wholesale markets.		This holding company for Idaho Power Company supplies electricity in southern Idaho, eastern Oregon and northern Nevada. It is a leader in alternative energy sources such as fuel cell technology and has the highest hydro percentage in its fuel mix in the industry. IDACORP has the lowest rates of any investor-owned utility.
ALLETE	ALE	NSTAR	NST
Formerly known as Minnesota Power, this public utility's operations include electric and water utilities as well as automobile auctions (including a finance company and an auto transport company) and various investments. The unregulated diversification accounts for 43% of revenues. Reasonable state regulations have not sought to cap company earnings or returns.		Formed in August 1999 through a merger of BEC Energy and Commonwealth Energy System, NSTAR provides regulated electric and gas utility services. It is also engaged in telecommunications (through an investment in RCN Corporation) and other non-regulated activities. NSTAR's strategy is to become a premier transmission/distribution company by employing a conservative business strategy. Its risk profile has been reduced and it has increased its dividends in the past two years. With a modest EPS growth rate and a healthy payout ratio, we expect growth to continue.
Alliant Energy Corporation	LNT	OGE Energy Corporation	OGE
Formed in April 1998 through a three-way merger of WPL Holdings, IES Industries and Interstate Power, Alliant Energy ranks as the 13th largest utility holding company in the U.S. A strategic joint venture with Cargill offers a range of energy trading. We believe future earnings are likely to result from consolidation savings and a strategic geographic Midwest service area, while its larger asset base and low cost generation are expected to place this utility in a strong competitive position.		This Oklahoma public utility holding company has an above average yield and healthy payout of 70% of earnings. Management has maintained a commitment to dividend payments and is dedicated to supporting deregulation legislation in 2001. With a strong gas market, its subsidiary, Enogex has been a rising contributor to earnings growth. We believe that takeover activity in the region makes OGE a potential target.
American Electric Power Company, Inc.	AEP	Puget Sound Energy, Inc.	PSD
American Electric Power is one of the largest utility holding companies in the U.S., serving parts of Ohio, Michigan, Indiana, Kentucky, West Virginia, Virgina and Tennessee. The company is marketing itself as a national electric company brand as its recent merger with Central & South West extends its service area from Canada to Mexico. We expect a turnaround in its nuclear operations with the restart of two nuclear plants in the spring of 2001.		Puget Sound Energy is an electric and gas utility serving the western portion of Washington State. Despite its high payout, management has continuously articulated the safety of its dividend. The payout level has declined from 120% of earnings in 1997 to an expected 92% at year-end 2000. The company has a target payout rate of 75% by 2005.
CH Energy Group, Inc.	CHG	TECO Energy, Inc.	TE
This holding company, formed in 1999 for Central Hudson Gas & Electric, generates, purchases and distributes electricity and natural gas. Its service territory extends about 85 miles along the Hudson River from New York City to Albany. CH Energy currently has the lowest rates in New York State and among the lowest in the Northeast. Its competitive position is enhanced by an absence of rate subsidization and minimal purchased power obligations.		TECO Energy is a diversified energy holding company. The company's regulated operations include electric generation/distribution and natural gas distribution. Most diversified businesses are well established and include water transportation, natural gas production, coal mining, propane distribution, international electric distribution and independent power generation. We believe that financial benefits from a 1999 management change are now being realized and its growth strategy remains conservative. Its dividend growth exceeds the industry average while its payout remains below average.
Cleco Corporation	CNL	WPS Resources Corporation	WPS
This holding company for Central Louisiana Electric provides electric utility service mainly in west-central and southeastern Louisiana. With access to large natural gas supplies, its generating units are fueled primarily by natural gas. Cleco has an earnings per share (EPS) growth rate twice that of electric utility industry and management's current strategy for growth is to construct unregulated electric generation.		A holding company based in Green Bay Wisconsin, WPS Resource has 39 years of consecutive dividend increases. It is a low-cost electric producer involved in coal-fired generation. Its subsidiary, Wisconsin Public Service Corp. is a regulated electric and gas utility, while WPS Energy Services, another subsidiary provides electricity, natural gas, alternate fuel products, risk management consulting services, real-time energy management services and project management.
Consolidated Edison Inc.	ED	Xcel Energy, Inc.	XEL
Consolidated Edison is one of the nation's largest energy companies. Its restructuring in New York has enabled it to improve its cash position considerably through the sale of fossil generating units. Recent mergers should make the company a meaningful regional transmission and distribution company. We believe its low payout ratio and EPS expansion leaves room for dividend growth.		Xcel is a new company formed from a recent merger of Northern States Power and New Century Energies. The merged company is the 9th largest electric utility holding company in terms of market capitalization and is forecast to produce average annual EPS growth of about 8 - 10% for the next five years. Xcel has an 82% share in NRG Energy, which expects to grow earnings 25% per year. Xcel's srong management is committed to its traditional utility investor base.
CP&L Energy, Inc.	CPL
CP&L Energy is the holding company for Carolina Power and Light and the recently merged Florida Progress. Its non-regulated businesses include energy services, energy management software and Interpath (an Internet-based service provider with a 10% share in BellSouth involving an 800-mile fiber-optic network). The strong regional economic and population growth in CP&L's service area have produced an above industry dividend growth rate of 3.4%.

Utilities ■ These stocks provide a relatively dependable stream of dividend income. They can also be attractive defensive income investments — since utility usage is traditionally steady and stock prices generally are not significantly affected by adverse changes in economic conditions. What's more, industry deregulation and restructuring have improved cost containment and cash flow. Likewise, many utilities are reinventing themselves through consolidation, divestiture and the creation of new businesses.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks
Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.
  This Portfolio is designed for investors who can assume the risks associated with equity investments. It may not be appropriate for investors seeking preservation of capital.
  This Portfolio consists entirely of common stocks of issuers in the domestic electric utility industry, which may involve special risks including escalating costs, variations in consumer demands and pressures on rates.
  The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.
  There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.
  These stocks may have higher yields because they are out of favor. There can be no assurance that the market factors that caused these relatively low prices will change.

Tax Efficiency
When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%

Total Maximum Sales Charges (including creation and development fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Annual Operating Expenses (0.202% of net assets)	$2.00
Estimated Organization Costs	$1.96

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of Your Investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25
$100,000 to $249,999	1.75
$250,000 to $999,999	1.50
$1,000,000 or more	0.75

Turn on the Power of Electric Utilities Today!

You can get started with $250. Call your financial professional to learn how the Utility Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks. You may also download a prospectus from our Web site address listed above. Please read the prospectus carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.
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© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.